File Number: 33-84546
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933


                                                                   June 15, 2007

           Supplement to the Class I and Class II Shares Prospectuses
                dated May 1, 2007 for Pioneer America Income VCT
                                    Portfolio

The Trustees of Pioneer Variable Contracts Trust (the "Trust") approved a proposal to reorganize Pioneer America Income VCT Portfolio, a series of the Trust, into Pioneer Bond VCT Portfolio, another series of the Trust (each a "Portfolio"). Each Portfolio is managed by Pioneer Investment Management, Inc. The proposed reorganization will be submitted for approval by shareholders of Pioneer America Income VCT Portfolio at a meeting anticipated to be held in the fourth quarter of 2007. If approved by Pioneer America Income VCT Portfolio's shareholders, the reorganization is expected to close as soon as possible thereafter. There can be no assurance that the reorganization will be approved or, if approved, completed. In approving the proposed reorganization, the Trustees of the Trust determined that it is in the best interests of shareholders of each Portfolio. The proposed reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either Portfolio or their shareholders as a direct result of the reorganization.

                                                                   20993-00-0607
                                         (C)2007 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds,
                                                                     Member SIPC